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                                                                    EXHIBIT 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (No. 333-2914) and on Form S-3 (No. 333-57281) of @Track Communications, Inc. (formerly HighwayMaster Communications, Inc.) of our reports dated February 16, 1999 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.



PRICEWATERHOUSECOOPERS LLP

Dallas, Texas
February 23, 2001